UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2013

Oxford Industries, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Peachtree Street, N.E., Ste. 688, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 659-2424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Performance Share Unit Award Program for Fiscal 2013

On April 5, 2013, Oxford Industries, Inc.’s (the “Company’s”) Nominating, Compensation & Governance Committee (the “Committee”) approved a Performance Share Unit Award Program for Fiscal 2013 (the “Program”) under the Company’s Long-Term Stock Incentive Plan (the “Plan”) and granted performance share unit awards to certain officers and key employees.

The performance share unit awards provide for an opportunity to earn restricted share units (“RSUs”) contingent upon the Company’s achievement of certain performance objectives during fiscal 2013 (the period from February 3, 2013 to February 1, 2014). The RSUs actually earned by recipients will be based on earnings per share, as defined in the Program’s terms and conditions.  The awards provide for a target, threshold and maximum number of RSUs that can be earned based on the Company’s performance during fiscal 2013.

The grants approved by the Committee to the Company’s named executive officers are as follows:

Name	Title	Number of RSUs Earned at Threshold Performance	Number of RSUs Earned at Target Performance	Number of RSUs Earned at Maximum Performance
Thomas C. Chubb III	Chief Executive Officer and President	0	10,000	15,000
K. Scott Grassmyer	Senior Vice President-Finance, Chief Financial Officer and Controller	0	5,000	7,500
Terry R. Pillow	CEO, Tommy Bahama Group	0	10,000	15,000

The RSUs actually earned under the Program are further subject to cliff vesting on May 1, 2017 and will be settled in shares of the Company’s common stock, with each RSU being equivalent to one share of the Company’s common stock.  The awards are generally forfeited if the recipient is not continuously employed through vesting; the Program’s terms and conditions provide for a “double trigger” vesting acceleration upon a termination without cause or for good reason following a change in control of the Company. Amounts received or that may be received under the Program are subject to a clawback provision in the event of certain material restatements of the Company’s financial statements.  Recipients will receive dividend equivalents in cash on RSUs from the date of the Committee’s certification of the number of RSUs earned under the Program through the earlier of the settlement or forfeiture of the RSUs.

The Committee has discretion in the administration of the Plan and the Program.  The preceding is qualified in its entirety by reference to the Program’s terms and conditions, the form of which are filed herewith as Exhibit 10.1 and are incorporated herein by reference.

Item 9.01                                          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
10.1	Form of Terms and Conditions of the Oxford Industries, Inc. Performance Share Unit Award Program for Fiscal 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.

April 11, 2013	/s/ Thomas E. Campbell
	Name:	Thomas E. Campbell
	Title:	Senior Vice President-Law and Administration, General Counsel and Secretary